united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17645 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2633

Date of fiscal year end: 4/30

Date of reporting period: 4/30/19

Item 1. Reports to Stockholders.

Annual Report

April 30, 2019

CMG MAULDIN CORE FUND

Class A Shares – GEFAX               Class I Shares – GEFIX

CMG TACTICAL BOND FUND

Class A Shares – CHYAX               Class I Shares - CHYOX

CMG TACTICAL ALL ASSET STRATEGY FUND

Class A Shares – CMGQX               Class I Shares - CMGHX

1-866-CMG-9456

www.cmgmutualfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of CMG Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.cmgmutualfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Shareholder,

The purpose of this letter is to review performance, provide a comparison of performance vs. appropriate benchmarks, and discuss our outlook for the CMG Mauldin Core Fund, the CMG Tactical All Asset Strategy Fund and the CMG Tactical Bond Fund.

CMG Mauldin Core Fund

The Fund returned +1.60% (Class A Shares) and +1.93% (Class I Shares) over the past year (May 1, 2018 through April 30, 2019), net of fees. The Morningstar Tactical Allocation Category, the Fund’s peer group, returned +2.38% over the past year (May 1, 2018 through April 30, 2019). The benchmark for the Fund, the Morningstar Moderate Target Risk TR Index, returned +6.32% over the past year (May 1, 2018 through April 30, 2019).

After a roaring start to 2018 when the Fund was aggressively positioned, the portfolio had a more modest risk position for the balance of last year and into 2019. As a result the average equity exposure over the past 12 months was 40% with very little to no international exposure. Conversely, the Fund’s fixed income allocation increased from the start of 2018 through the balance of last year averaging close to 55%. The Fund had very little commodity exposure, primarily in gold, as a strong dollar and low inflation capped upside on most commodities.

Although equity markets set several new highs over the past year, there has been an inordinate amount of volatility in markets given that the domestic economy has been as strong as it has. The primary drivers of this volatility have been the tightening of interest rates, a U.S. trade war with China and conflicts with other trading partners and finally the lack of stimulus as the short term benefits of a corporate tax cut faded without offsetting fiscal stimulus. Taken together, these factors have made for challenging markets. The Fund has adjusted to these changes through asset allocation that is fundamental to the design of the strategy: increase risk exposure to capture market upside where appropriate and reduce equity exposure during market declines to minimize drawdowns. In this regard, the Fund has performed well through these difficult periods. The Fund spent the second and third quarter last year in a moderate risk position as the Fed was tightening policy. As a result the portfolio was overweight short term fixed income instruments. As the yield curve flattened during the year (the short end of the curve driven up by Fed policy and the back end of the curve pushed lower by concerns over growth), the Fund shortened duration across the portfolio limiting the effect of higher interest rates while still collecting yields. Short duration bonds looked attractive for the first time in some years and our tactical strategies sought to allocate more to these positions.

For equity investors, the end of 2018 was one of the worst quarters on record driving indices into negative territory for the year. After a strong start to 2019, markets again began to struggle in April, plagued by the same issues as last year. The escalating trade war with China has put a damper on corporate sentiment thereby limiting the effects of the tax cut, particularly on investment. Business leaders have been reluctant to invest gains from tax cuts against a backdrop of Presidential tweets on tariffs that threaten complex supply chains across the globe, particularly in China, as well as closer to home. Allies, from Canada to Mexico to the European Union (EU), have been threatened by Trump’s tariffs, creating a headwind for businesses seeking to expand operations. Most have taken a wait and see approach, hoping that most of the threats are bluster. Equity markets have reflected this anxiety with subdued periods of weeks or months then punctured by volatile spikes down or up (Q4 2018 and Q1 2019). As a result, our portfolio has had modest risk exposure for most of the past year. Equity positions have been primarily in domestic equities with a bias to technology and large caps with additional sector exposure to pharmaceuticals, healthcare and utilities. Small allocations to international positions have been allocated primarily to broad based emerging markets positions and Japan, which typically serves as a safe haven during volatile markets. The Fund remains in a moderate risk position heading into mid-year and baring a resolution of the trade war or a surprise rate cut will likely remain balanced between equity and fixed income positions.

CMG Tactical All Asset Strategy Fund

The Fund returned -1.28% (Class A Shares) and -0.88% (Class I Shares) over the past year (May 1, 2018 through April 30, 2019), net of fees. The Morningstar Multialternative Category, the Fund’s peer group, returned +1.25% over the past year (May 1, 2018 through April 30, 2019). The benchmark for the Fund, the Morningstar Moderate Target Risk TR Index, returned +6.32% over the past year (May 1, 2018 through April 30, 2019).

The Fund began the second quarter of 2018 in a defensive position but added risk in equities as the quarter went on. Our relative strength models kept the portfolio in a defensive position for several months with a large portion of the portfolio allocated to short duration fixed income positions which had, on a risk-adjusted basis, scored much better than other asset classes in our model. In July, 100% of the Fund’s equity position, which represented 27% of the portfolio, was invested in the utilities sector. The balance of the portfolio remained invested in short duration fixed income along with a 10% allocation to municipal bonds. In August, the Fund increased equity exposure modestly. The Fund’s utilities position was reduced while new allocations to Indian stocks and the pharmaceutical sector were added. The Fund’s fixed income allocations remained steady, biased towards short duration fixed income positions with modest exposure to municipal bonds.

For most of the second and third quarters of 2018, the Fund was underinvested as our relative strength algorithms avoided more volatile asset classes like technology and small caps. Our relative strength process seeks to identify assets that are trending higher, albeit with a smooth and steady trend. Furthermore, to measure a trend, our model requires a certain amount of measurements, in this case days of price data to analyze, to determine if a trend is positive and how that ranks relative to other asset classes. That means that as trends change our model’s interpretation of those trends changes as well. If we measure a trend over a short-term period of time, we may participate in more uptrends but are likely to have more false positives as well. If our lookback period is too long, we may stay in trends longer but at the cost of added volatility because it would take a larger sell-off before our strategy moves to cash or a defensive position. The Fund is an intermediate-term trend following strategy which attempts to balance the latter with the former and we seek further diversification by mixing various lookback periods.

The Fund significantly outperformed its peer group and benchmark on a relative basis during the fourth quarter as the portfolio was conservatively positioned before the market sell-off. The Fund began the quarter in a defensive position with only three positions on: Indian equities and two lower beta equity positions in utilities and pharmaceuticals. The sell-off in October turned our relative strength indicators negative on equities and by the end of the month the Fund held only short-term fixed income positions – ultrashort duration bonds. Markets stabilized in November and as equities rebounded, our models added risk, investing approximately 20% of the portfolio in consumer staples and Latin America. It was a short reprieve before the selling resumed in December driving equity indices into correction mode and wiping out gains for all of 2018. The Fund quickly rotated out of Latin America and consumer staples into utilities and several bond positions. Unlike the start of the year when equities and bonds declined at the same time, fixed income positions rallied as investors sought safe havens. In addition to holding the majority of the portfolio in short duration bond ETFs, the portfolio also held exposure to municipal bonds and long duration bonds, two of the best performing segments of the fixed income markets in December.

Looking at the equity market (although the same could be said for fixed income markets) over the past year, stocks began in a strong uptrend (early 2018) that was broken by the large sell-off in February. It took almost a full quarter before the markets consolidated those losses, found some footing and started trending higher in the third quarter. However, that trend petered out at the start of the fourth quarter. Tech and small caps trended higher during this period but then sold off sharply, significantly off their highs; breaking their short-term uptrend. What looked like an opportunity missed in the third quarter became a sell-off avoided during the fourth quarter. No strategy is perfect; both passive and active investment strategies have their pros and cons and while diversification is always preached in theory, it is often disregarded in practice. The quiet uptrends in the middle of the year were bookended by two of the sharpest sell-offs we’ve seen in years.

After a difficult quarter and the worst December on record since 1931 (yes, since the Great Depression), we were pleased with the performance of the Fund under such difficult conditions. Our value proposition is not to capture all of the upside and then some – it has always been and will continue to be risk managed returns. While strategies like ours are not always in vogue, especially when markets set new highs, we believe strongly that risk managed strategies have an important role to play in a portfolio. Many investors, whether they be professional or individual, need to manage risk while staying invested. For many investors, a long-term investment horizon means that asset allocation decisions are slow moving and they (or their financial advisor) have to make difficult decisions about increasing or reducing risk, often under strenuous emotional conditions. It’s easy to say “stay the course” or the “economy is fine – buy the dip” before or after the crisis. But when you are in the heat of it, or “in the arena” as Teddy Roosevelt once said, it is hard to keep your cool, think logically and make the right decisions. It is for these reasons that we feel strongly that risk managed strategies play an essential role as portfolio diversifiers; reducing risk through tactical, unemotional asset allocation decisions to preserve capital and patiently wait for better opportunities.

After the historic drawdown in the fourth quarter, the Fund added modest equity risk exposure during the first quarter 2019. In January, the Fund rotated out of several ultrashort duration bond positions into emerging market equities, specifically Latin America, municipal bonds and long government bonds. Moving into February, the Fund rotated into several equity positions, including a China specific fund and the aerospace and defense sector. Fixed income allocations moved out of ultrashort bond positions into emerging market bonds, international developed bonds and short-term corporate bonds, reflecting an increased appetite for duration risk. The Fund reduced risk exposure in March as the equity market rally that started the year flattened out, facing resistance from last year’s market highs. The Fund was primarily invested in fixed income positions while still holding its position in Chinese equities. After a difficult year for the Chinese market, Chinese policymakers have stimulated the economy in response to slower growth and the trade war. Equities have perked up from oversold levels and the Chinese market showed strong momentum to start the year.

Despite the rally this year, markets are essentially back to where they were last year after a roller coaster ride of volatility. This dynamic speaks to the benefits of diversification amongst traditional long only strategies and tactical investment strategies. While both investment strategies may end up at roughly the same point, they have gotten there in vastly different ways. How they got there, in a volatile manner or a smoother less risky way, makes a difference to investors and speaks to the necessity of both types of investments in a well-diversified portfolio. Furthermore, the last two quarters also illustrate the trade-off between risk management and capturing all of the market upside. Investors cannot have both in one investment but can asset allocate in a way that allows them to reap some benefits from each approach. Tactical strategies that have the ability to risk manage and avoid large market declines are typically not going to capture all of the upside on a market rebound, especially when that market bottom is rapid. Traditional long-only buy and hold strategies keep investors invested for that market rebound but often at the cost of investors’ turmoil that tests the extremes of their emotional spectrum, oscillating from fear and panic to greed and anxiety of missing out.

CMG Tactical Bond Fund

The Fund returned +6.31% (Class A Shares) and +6.68% (Class I Shares) over the past year (May 1, 2018 through April 30, 2019), net of fees. The Morningstar Nontraditional Bond Category, the Fund’s peer group, returned +2.03% over the period (May 1, 2018 through April 30, 2019). The benchmark for the Fund, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, returned +6.74% over the past year (May 1, 2017 through April 30, 2018).

The past year for the high yield bond market highlights the benefits of a tactical strategy like the Fund. For the first time in several years, high yield bonds showed signs of the volatility that creates opportunity for tactical strategists to both outperform and provide risk management. The Fund started 2018 in a risk on position as equity and credit markets were moving in tandem. By the end of the first quarter, fixed income markets were under pressure as the Fed kept increasing rates and the yield curve started flattening. The Fund spent the majority of the second quarter in a defensive position, waiting out the volatility in high yield bonds.

The Fund began the third quarter fully in a defensive cash position. In early July, the Fund moved back into high yields and held a long position through the balance of the quarter before moving back to a defensive position in early October. After a difficult start to the year and a flat second quarter, high yields trended up during the third quarter. Furthermore, in early October, high yield spreads reached their tightest spread level versus Treasuries, 3.16%, in more than ten years. However, within ten days of reaching that level, the dramatic market sell-off impacted high yields to the extent that bond yields moved to their highest level in almost two years. After all of the movement, spreads blew out more than 30 basis points (bps) coming back in line with their five year average.

For the most of 2018, high yields were able to avoid the contagion of the broader sell-off in bonds but the start of October saw tremendous price pressure. In just five trading days in October, high yield bond ETFs saw outflows of $4.1 billion, approximately 10% of the overall high yield market. After reaching long-term tight spreads, the sell-off accelerated the blow out in spreads off those decade lows. As interest rates continued to tick up, investors became more concerned with how companies would cope with higher borrowing costs. The Fund entered the fourth quarter fully invested but quickly moved to a defensive position in early October. The Fund remained in a defensive position for the entire quarter, avoiding a large draw down. The Fund moved back into high yields in early January. The year ended much as it had begun: high yields struggled to start the year and ended the year beaten down and negative on the year. High yields had a particularly difficult fourth quarter, albeit not totally surprising given that the high yield spread versus Treasuries reached its lowest level in more than ten years. It was highly probable that once spreads reached such a tight level there would be a spring back to higher levels (and lower bond prices). Two factors added fuel to the fire: the equity market sell-off (high yield bonds behave like equities sometimes and bonds at other times) accelerated the losses in riskier positions and the flight to quality in government bonds. As a result high yield spreads jumped from 3.16% versus Treasuries in October to close to 5.5% by the end of December. Negative performance for the quarter moved the Bloomberg Barclays U.S. Corporate High Yield Index out of the black and into the red for the year.

The outlook for high yields in 2019 is brighter assuming a couple of macro events play out. First, the Fed has signaled that it is close to normal policy and that it will slow down the pace of tightening in 2019, thereby easing pressure on rates. If the Fed maintains this position and/or moves to a more accommodative position, high yields should have a modest tailwind. Additionally, the sell-off in the fourth quarter brought valuations back to moderate levels after prices reached an extreme in October, making high yields more attractive to investors. The Fund began the quarter in a defensive position before quickly moving back into high yield bonds in early January. The timing of the move back into high yields could not have been better and speaks to the efficacy of the strategy during volatile market environments. For most of the past two years high yield bonds have been range bound, creating few trading opportunities. The blow out in high yield spreads late last year was the best trading opportunity in high yields in close to five years. The sell-off took less than two months and set up the strong first quarter.

We were well positioned over the past six months, avoiding almost all of the decline in the fourth quarter and capturing most of the upside in the first quarter, all with less risk than a long only high yield strategy. Entering this year, we believed that the outlook for high yields in 2019 was going to be much brighter due primarily to the Fed’s guidance suggesting an additional rate hike was off the table for 2019. Additionally, valuations looked attractive after the blow out in spreads. Although high yields have rallied off their lows, the environment for the foreseeable remains accommodative. Barring any change of direction from the Fed, we believe the environment this year will be conducive to solid returns from high yields; albeit with most of the total return coming from yield and not price.

Market Outlook

If there is one word that we could choose to describe the past seven months of market activity, it is “absurd”. We believe that the panicked decline and irresolute recovery was absurd, illogical and wildly unreasonable. There is really no other way to describe it although adolescent comes close in our opinion. The sell-off last year was purportedly triggered by concerns that the Fed had hiked rates too far thereby creating headwinds for growth. After the Fed offered guidance in December suggesting no rate hikes were on the table for 2019, investors were exuberant and pushed equity markets back to all-time highs. Now, after a solid first quarter, the debate is not about when or whether the Fed should increase rates at all, but rather about whether they should cut rates. While there is at least a plausible case to be made for slowing the pace of rate hikes or the withdrawal of other accommodative policies, we believe the argument for cutting interest rates is nothing less than absurd.

Business Confidence and Consumer Sentiment

After giving Trump the benefit of the doubt during his first year in office, consumers, investors and business leaders are now showing reduced confidence. Sentiment indicators remained high in 2017 on the heels of several bullish signs from the new administration: less regulation and a corporate tax cut helped push markets to new highs. However, in 2018 and now in 2019, these positive factors are negated by fears of rising interest rates and trade wars. Sentiment readings are reflecting anxiety from the business community. Sentiment amongst global business executives, in contrast to consumers, has been negative for most of the past year. McKinsey’s December 2018 survey of global executives resulted in the least-positive views on the economy in over a year. Fewer executives expect economic conditions and growth rates to improve over the next 6 months, a dramatic reversal from a year ago. Emerging economy respondents in particular have become more apprehensive: in developed Asia for example, half of respondents now say economic conditions have worsened. Three months earlier only 27% felt that way. The most cited threats to growth persisted all year: most respondents see changes to trade policies (53%) and geopolitical instability (46%) as the biggest threats. A resolution to the trade war with China would help raise spirits amongst both consumer and business leaders. A failure to secure a deal or draw a truce will entrench negative sentiment further and increase the probability of a recession.

Trade Wars, Currency Wars, Cold Wars and Real Wars

The U.S. and China continue full steam ahead with a trade war. Running on a parallel path is a growing cold war, with each side testing the other. We believe that the current animosity is likely to escalate in the short term. The conclusion of NAFTA negotiations and the earlier de-escalation with Europe on trade were signs that the Trump administration was going to further intensify its efforts against China. Better to secure your flanks before going to war. Although the current situation with China is not the Cold War of the past century, it is exhibiting the characteristics of something deeper than a disagreement on trade. When the U.S. and the USSR were the dual superpowers, economic expansion and influence was as critical (if not more critical) as ideological indoctrination. Both sides spent heavily to support regimes in parts of the world that were irrelevant to their citizens.

It was not always the threat of military invasion that drove leaders into the arms of the U.S. or the Soviets. For many emerging economies during this time, it was about investment, access to markets and buying weapons. Most of the world moved into one camp or the other and each superpower nurtured its client states at great cost. Although China is not prepared to engage militarily to the extent the Soviets did, their expansion into the South China Sea, the Silk Road initiative and the proactive policy of engaging countries where an American presence has pulled back harkens back to the 60s and

70s. The risk is that what started as a trade war is now a cold war that could turn hot. One example is the ongoing posturing in the South China Sea where the Chinese have asserted themselves, claiming disputed islands and building military bases. The U.S., along with other allies, have increased “freedom of navigation operations” to demonstrate they will not be intimidated. In early October, this form of saber-rattling resulted in a Chinese destroyer coming within 40 meters of a U.S. destroyer. The two countries, much like the U.S. and the Soviets, maintain numerous agreements and backchannels to de-escalate this type of situation. In this case, it is the Military Maritime Consultative Arrangement that allows for each side to lodge complaints on maritime activity. If we see agreements like this start to deteriorate or they are abandoned entirely, the risk of a conflict, premeditated or accidental goes up. To date, the trade war has had a limited impact on the economy as a whole for either country. However, as things get tighter on both sides and there are fewer goods to tariff, it is likely that each side looks to use less orthodox policies to pressure the other side. For example, the next round could very well feature a fight over exchange rates and currency manipulation. China could choose to change its composition of foreign reserves, signaling it’s less willing to keep buying U.S. Treasuries. History has shown us that once the momentum towards a conflict gets going, it is hard to stop. The current conditions echo many of the global issues that led to the first and second World Wars. While not trying to sound alarming, it is worthwhile to examine the parallels of those periods with today to determine the impact on a global economy that, today, is more interconnected than ever before. At the very least, these concerns are likely to weigh on investors’ minds to a greater extent than a year ago, leading to further risk reduction in portfolio allocations.

The Art of Not Wanting a Deal

After a year of sabre rattling and tit for tat tariffs, the U.S. and China finally sat down to negotiate a trade deal. The stakes are high and the expectations, or more appropriately the hopes of investors for a resolution in 2019, are even higher. The outcome of these negotiations more than any other event this year may determine whether the global economy expands or declines, potentially into a recession. The success of the negotiations will be determined by the most mercurial politician of recent times. The real question is will he take a deal? Aside from immigration, trade and China are the other big issues that Trump cares about. Both issues are the core of his message to a base that has narrowed after losses during the midterm elections. Will that core group of supporters remain energized in the absence of these fights? There is no doubt that a trade deal would be a positive for markets irrespective of the substance of the deal. In fact, the renegotiation of NAFTA yielded little of substance other than a more complicated acronym but markets saw it as an obstacle removed and hence a bullish sign. The ultimate outcome of the negotiations with China may end up looking similar. That’s not necessarily a bad thing.

The Dueling Mandates of the Dual Mandate

What is known today as the Fed’s “dual mandate” has an interesting history. Its origins reside in the Employment Act of 1946, a policy passed by Congress that was meant to address the challenge of finding jobs for American soldiers returning from war and inspiring confidence in the economy. The specter of the Great Depression still loomed large for the country and the original act declared that “All Americans able to work and seeking work have the right (this word was ultimately removed from the final bill) to useful, remunerative, regular and full-time employment…”. Clearly, jobs were the priority and inflation was only a modest concern against the deflationary period of the Depression. At the time, some economists felt the legislation ignored price stability and its impact on standards of living. The two decades following the act saw stable employment and inflation in a healthy range of 1 to 5 percent (stable by the standards of those times). Stagflation in the 70s led policymakers, and indeed the executive branch, to a renewed focus on inflation. Starting with President Ford’s WIN (Whip Inflation Now) speech in 1974, Congress set about refining the Fed’s mandate to include stable prices, culminating in Resolution 133 in 1975. The key and now familiar statement from the resolution instructed the Fed to: “maintain long run growth of the monetary and credit aggregates commensurate with the economy’s long run potential to increase production, so as to promote effectively the goals of maximum employment, stable prices, and moderate long-

term interest rates”. In 1977, Congress formally amended the Federal Reserve Act to include this mandate and it was signed into law by President Carter in 1978 as the Full Employment and Balanced Growth Act, more commonly known today as the Humphrey-Hawkins Act. Some of the more radical proposals left on the cutting room floor included explicit employment targets and government action to reach those targets and a greater role for the executive branch in monetary policy in the form of the President’s recommendations on monetary policy submitted for the Fed’s consideration.

By the late 70s the monetary policy pendulum had completely swung to the side of price stability as Fed Chairman Paul Volcker sought to fight inflation at all costs. The cost was higher unemployment and Volcker was pressured to do more on jobs. Despite pressure from Congress and the President, Volcker saw inflation as the more important battle, and more significantly, a battle that he could win. Volcker would be proven right as unemployment levels fell alongside stable inflation in the late 80s and 90s. Scrutiny of the dual mandate was scarce during this period although calls for an explicit inflation target were discussed amongst members of the FOMC. Fed Board Vice Chairman Alan Blinder, poured cold water on these proposals, arguing instead that that dual mandate provided the flexibility for the Fed to do its job more effectively than other proposals, suggesting there was little evidence supporting a fundamental change.

Fast forward through two major domestic crises and the pendulum once again swung back to the side of employment. In the wake of the worst financial crisis since the Depression, jobs were the focus and the political loadstar. Never mind that loose monetary policy fed the credit bubble that would bring the economy down. Over the past decade, not only did we get low interest rates, the Fed used several unorthodox policies, most notably Quantitative Easing, to stimulate the economy and drive unemployment to the current low level. What is notable about the current cries for help from the Fed is that neither employment nor inflation are a problem. So why the anxiety about the economy and the wishful thinking about a rate cut?

The answer may lie in a paper Alan Blinder published in 1982, titled “Issues in the Coordination of Monetary Policy”. Blinder examined issues concerning the coordination between fiscal and monetary policies and stressed that his findings are not meant to be answers to the questions at hand but was meant to stimulate discussion. It is an interesting read (please contact me if you would like a copy of the paper) with several insightful sections that include a game theory approach to determine what coordination would look like, ranging from perfect coordination to complete lack of coordination. Utilizing the Nash equilibrium, Blinder suggests why “uncoordinated behavior will result in tight money and loose fiscal policy” despite the fact that both the Fed and the fiscal authority would prefer “easy money plus tight fiscal policy”. Clearly, the optimal situation of easy money and tight fiscal policy cannot exist. There is no political will (and no support from voters) to raise taxes or cut spending on Social Security or healthcare. Policies from the current administration are mixed and, as a result, the response from the Fed is mixed. Corporate tax cuts meant to stimulate the economy have been offset by negative trade policies that create uncertainty and potential inflation if the situation does not de-escalate. The Fed has had to react to these policies, at times increasing interest rates in response to expansionary policy (tax cuts, lower tax revenues and higher deficits and a desire for a cushion before the next crisis) and more recently pausing rate hikes as the benefits of tax cuts wane and the trade war escalates (something akin to tighter fiscal policy without the explicit tax hike). How these interactions play out over the next several years will determine what path the Fed takes, raising rates to historical norms or keeping rates subdued for longer.

While it can be dangerous to make predictions, I would venture to say that the pressure on the Fed will overwhelm good policy making and make it that much more difficult for the Fed to keep policy stable. This is likely to lead to higher debt levels, lower interest rates for longer periods followed by bouts of volatility and ultimately debt crises in the long-term (that’s how these episodes tend to end). It is like two parents, one permissive and one who disciplines: at some point even the disciplined parent throws in the towel and lets the kids have what they want. The fiscal authorities (in my example, both Congress and executive branch with the markets as cheerleader) want expansion at all cost to achieve growth rates that are not realistic. How the Fed faces down these challenges will, in no small part, be determined by the personalities (and physical stature) of the board and the chairman. In this light it is a relief that the kibosh has been put on the rumored nominations of Herman Cane and Stephen Moore, in our opinion, two of the worst nominations ever and noted sycophants to Trump. No matter whether a president is a Republican or a Democrat, we believe an independent central bank is a worthy aim and investors, market commentators and policymakers would do well to look at other solutions to generating growth: education, infrastructure and investment, increasing productivity, healthcare and tackling growing monopolies or the opioid crisis to name a few. That said, what’s the big problem with the economy we have: 3% growth, sub 4% unemployment and sub 2% inflation. You can’t always get what you want, but if you try, sometimes you might find, you get what you need.

Kindest regards,

PJ Grzywacz

President

June 10, 2019

3433-NLD-6/12/2019

Additional Index Disclosure: The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged index that covers the universe of fixed-rate, noninvestment grade debt. The Morningstar Moderate Target Risk Index is a rules-based index based on a well-established asset allocation methodology from Ibbotson Associates, a Morningstar company. The index seeks to provide both capital appreciation and income. This index tends to hold larger positions in stocks than conservative-allocation portfolios. The index typically has 50-70% of assets in equities. The index is rebalanced annually. The Morningstar Tactical Allocation Category: The Tactical Allocation Category contains funds that seek to provide capital appreciation and income by actively shifting allocations across investments. These portfolios have material shifts across equity regions, and bonds sectors on a frequent basis. To qualify for the tactical allocation category, the fund must have minimum exposures of 10% in bonds and 20% in equity. Next, the fund must historically demonstrate material shifts in sector or regional allocations either through a gradual shift over three years or through a serious of material shifts on a quarterly basis. Within a three-year period, typically the average quarterly changes between equity regions and bond sectors exceeds 15% or the difference between the maximum and minimum exposure to a single equity or bond sector exceeds 50%. The Morningstar Multialternative Category: The Multialternative Category contains funds that offer investors exposure to several different alternative investment tactics. Funds in this category have a majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. The gross short exposure is greater than 20%. The Morningstar Nontraditional Bond Category: The Nontraditional Bond Category contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Many funds in this group describe themselves as “absolute return” portfolios, which seek to avoid losses and produce returns uncorrelated with the overall bond market; they employ a variety of methods to achieve those aims. Another large subset are self-described “unconstrained” portfolios that have more flexibility to invest tactically across a wide swath of individual sectors, including high-yield and foreign debt, and typically with very large allocations. Funds in the latter group typically have broad freedom to manage interest-rate sensitivity, but attempt to tactically manage those exposures in order to minimize volatility. The category is also home to a subset of portfolios that attempt to minimize volatility by maintaining short or ultra-short duration portfolios, but explicitly court significant credit and foreign bond market risk in order to generate high returns. Funds within this category often will use credit default swaps and other fixed income derivatives to a significant level within their portfolios. Definitions: Long: Buying a security such as a stock, commodity or currency, with the expectation that the asset will rise in value. Short: Any sale that is completed by the delivery of a security borrowed by the seller. Short sellers assume they will be able to buy the stock at a lower amount that the price at which they sold short.

CMG Mauldin Core Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2019

Comparisons of the Change in Value of a $10,000 Investment

Annualized Total Returns as of April 30, 2019
			Annualized
		Annualized	Since
CMG Mauldin Core Fund:	One Year	5 Year	Inception*
Class A
Without sales charge	1.60%	0.86%	2.41%
With sales charge	(4.26)%	(0.33)%	1.39%
Class I	1.93%	1.09%	2.65%
MSCI All Country World Index Gross	5.63%	7.54%	8.37%
Morningstar Moderate Target Risk TR Index	6.32%	5.67%	6.21%

*	Class A and Class I shares commenced operations on May 15, 2013.

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.

The Morningstar Moderate Target Risk Index is a rules-based index based on a well-established asset allocation from Ibbotson Associates, a Morningstar company. The index seeks to provide both capital appreciation and income. This index tends to hold larger positions in stocks than conservative-allocation portfolios. The index typically has 50-70% of assets in equities. The index is rebalanced annually. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Class A shares are subject to a sales charge of 5.75% imposed on purchases. The Fund’s total annual operating expenses, including underlying funds, are 1.74% for Class A and 1.55% for Class I per the Fund’s prospectus dated August 28, 2018. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

CMG Mauldin Core Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
April 30, 2019

Portfolio Composition as of April 30, 2019 (Unaudited)

Percent of
Net Assets
Exchange Traded Funds:	96.8%
Commodity Funds	5.6%
Debt Funds	43.6%
Equity Funds	47.6%
Exchange Traded Notes:	1.4%
Commodity Fund	0.2%
Equity Fund	1.2%
Short-Term Investments	1.7%
Other Assets less Liabilities	0.1%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

CMG Tactical Bond Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2019

Comparisons of the Change in Value of a $10,000 Investment

Annualized Total Returns as of April 30, 2019
			Annualized
		Annualized	Since
CMG Tactical Bond Fund:	One Year	3 Year	Inception*
Class A
Without sales charge	6.31%	2.77%	1.57%
With sales charge	0.25%	0.75%	0.04%
Class I	6.68%	3.16%	2.17%
Bloomberg Barclays U.S. Corporate High Yield Index	6.74%	7.69%	5.45%

*	Class I shares commenced operations on October 6, 2014. Class A shares commenced operations on May 29, 2015. Bloomberg Barclays U.S. Corporate High Yield Index since inception performance is as of October 6, 2014.

The Bloomberg Barclays U.S. Corporate High Yield Index is a market value-weighted index which covers the U.S. non-investment grade fixed-rate debt market. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Class A shares are subject to a sales charge of 5.75% imposed on purchases. The Fund’s total annual operating expenses, including underlying funds, are 2.19% for Class A and 1.76% for Class I per the Fund’s prospectus dated August 28, 2018. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of April 30, 2019 (Unaudited)

Percent of
Net Assets
Exchange Traded Funds:	98.0%
Debt Funds	98.0%
Short-Term Investments	1.5%
Other Assets less Liabilities	0.5%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

CMG Tactical All Asset Strategy Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2019

Comparisons of the Change in Value of a $10,000 Investment

Annualized Total Returns as of April 30, 2019
		Annualized
		Since
CMG Tactical All Asset Strategy Fund:	One Year	Inception*
Class A
Without sales charge	(1.28)%	1.75%
With sales charge	(6.94)%	(0.23)%
Class I	(0.88)%	2.01%
Morningstar Moderate Target Risk TR Index	6.32%	8.28%

*	Class A and Class I shares commenced operations on May 2, 2016. The Fund’s inception date was April 29, 2016.

The Morningstar Moderate Target Risk Index is a rules-based index based on a well-established asset allocation methodology from Ibbotson Associates, a Morningstar company. The index seeks to provide both capital appreciation and income. This index tends to hold larger positions in stocks than conservative-allocation portfolios. The index typically has 50-70% of assets in equities. The index is rebalanced annually. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Class A shares are subject to a sales charge of 5.75% imposed on purchases. The Fund’s total annual operating expenses, including underlying funds, are 1.54% for Class A and 1.45% for Class I per the Fund’s prospectus dated August 28, 2018. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of April 30, 2019 (Unaudited)

Percent of
Net Assets
Exchange Traded Funds:	98.5%
Debt Funds	68.8%
Equity Funds	29.7%
Short-Term Investments	1.3%
Other Assets Less Liabilities	0.2%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

CMG Mauldin Core Fund
PORTFOLIO OF INVESTMENTS
April 30, 2019

Shares	Security	Value
	EXCHANGE-TRADED FUNDS - 96.8%
	COMMODITY FUNDS - 5.6%
10,195	Invesco DB Base Metals Fund	$168,727
42,240	iShares Commodities Select Strategy ETF	1,401,101
27,548	iShares Gold Trust *	338,565
158,492	SPDR Gold MiniShares Trust *	2,031,867
	TOTAL COMMODITY FUNDS (Cost - $3,961,372)	3,940,260

	DEBT FUNDS - 43.6%
18,951	Invesco Treasury Collateral ETF	1,999,425
14,547	iShares 1-3 Year Treasury Bond ETF	1,223,548
7,718	iShares 20+ Year Treasury Bond ETF	954,331
9,570	iShares iBoxx $ Investment Grade Corporate Bond ETF	1,140,935
47,139	iShares Preferred & Income Securities ETF	1,726,230
29,754	iShares Short Treasury Bond ETF	3,289,602
15,397	iShares TIPS Bond ETF	1,744,788
69,339	iShares US Treasury Bond ETF	1,739,716
28,588	JPMorgan Ultra-Short Income ETF	1,438,548
171,505	SPDR Bloomberg Barclays High Yield Bond ETF	6,220,486
40,138	SPDR Bloomberg Barclays International Treasury Bond ETF	1,111,823
160,378	SPDR Portfolio Long Term Treasury ETF	5,714,268
14,431	Vanguard Emerging Markets Government Bond ETF	1,127,494
21,844	Vanguard Mortgage-Backed Securities ETF	1,139,383
	TOTAL DEBT FUNDS (Cost - $30,113,782)	30,570,577

	EQUITY FUNDS - 47.6%
14,280	Consumer Discretionary Select Sector SPDR Fund	1,714,600
3,781	Energy Select Sector SPDR Fund	249,962
20,388	Financial Select Sector SPDR Fund	571,272
4,222	Industrial Select Sector SPDR Fund	329,358
50,706	Invesco S&P 500 Low Volatility ETF	2,726,462
65,065	Invesco S&P 500 Quality ETF	2,166,014
15,750	iShares Core MSCI EAFE ETF	985,320
76,161	iShares Core MSCI Emerging Markets ETF	4,024,347
12,383	iShares Core S&P Mid-Cap ETF	2,438,089
19,657	iShares Edge MSCI USA Momentum Factor ETF	2,254,855
44,425	Schwab U.S. Large-Cap Value ETF	2,512,678
31,011	Schwab US Small-Cap ETF	2,247,367
53,981	Technology Select Sector SPDR Fund	4,248,845
15,967	Vanguard FTSE Emerging Markets ETF	693,127
7,148	Vanguard Real Estate ETF	620,232
20,708	Vanguard S&P 500 ETF	5,591,367
	TOTAL EQUITY FUNDS (Cost - $31,994,510)	33,373,895

	TOTAL EXCHANGE-TRADED FUNDS (Cost - $66,069,664)	67,884,732

	EXCHANGE-TRADED NOTES - 1.4%
	COMMODITY FUND - 0.2%
6,931	iPath Bloomberg Livestock Subindex Total Return ETN *	163,225
	TOTAL COMMODITY FUND (Cost - $156,578)	163,225

	EQUITY FUND - 1.2%
34,507	JPMorgan Alerian MLP Index ETN	865,436
	TOTAL EQUITY FUND (Cost - $894,077)	865,436

	TOTAL EXCHANGE-TRADED NOTES (Cost - $1,050,655)	1,028,661

The accompanying notes are an integral part of these financial statements.

CMG Mauldin Core Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2019

Shares	Security	Value
	SHORT-TERM INVESTMENTS - 1.7%
	MONEY MARKET FUND - 1.7%
1,198,406	Federated Institutional Prime Obligations Fund, Institutional Shares, 2.52% ^	$1,198,766
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,198,766)

	TOTAL INVESTMENTS - 99.9% (Cost - $68,319,085)	$70,112,159
	OTHER ASSETS LESS LIABILITIES - 0.1%	41,142
	NET ASSETS - 100.0%	$70,153,301

EAFE - Europe, Australasia and Far East

ETF - Exchange-Traded Fund

ETN - Exchange-Traded Note

TIPS - Treasury Inflation Protected Security

*	Non-income producing security.

^	Floating rate, rate shown represents the rate at April 30, 2019.

The accompanying notes are an integral part of these financial statements.

CMG Tactical Bond Fund
PORTFOLIO OF INVESTMENTS
April 30, 2019

Shares	Security	Value
	EXCHANGE-TRADED FUNDS - 98.0%
	DEBT FUNDS - 98.0%
92,385	Direxion Monthly High Yield Bull 1.2X Fund	$2,032,460
3,915,073	PIMCO High Yield Fund	34,726,694
	TOTAL EXCHANGE-TRADED FUNDS (Cost - $35,129,156)	36,759,154

	SHORT-TERM INVESTMENTS - 1.5%
	MONEY MARKET FUND - 1.5%
552,641	Federated Institutional Prime Obligations Fund, Institutional Shares, 2.52% ^	552,807
	TOTAL SHORT-TERM INVESTMENTS (Cost - $552,807)

	TOTAL INVESTMENTS - 99.5% (Cost - $35,681,963)	$37,311,961
	OTHER ASSETS LESS LIABILITIES - 0.5%	172,625
	NET ASSETS - 100.0%	$37,484,586

^	Floating rate, rate shown represents the rate at April 30, 2019.

The accompanying notes are an integral part of these financial statements.

CMG Tactical All Asset Strategy Fund
PORTFOLIO OF INVESTMENTS
April 30, 2019

Shares	Security	Value
	EXCHANGE-TRADED FUNDS - 98.5%
	DEBT FUNDS - 68.8%
44,382	Invesco Treasury Collateral ETF	$4,682,523
89,400	iShares Preferred & Income Securities ETF	3,273,828
95,272	JPMorgan Ultra-Short Income ETF	4,794,087
274,754	SPDR Bloomberg Barclays High Yield Bond ETF	9,965,327
	TOTAL DEBT FUNDS (Cost - $22,695,658)	22,715,765

	EQUITY FUNDS - 29.7%
27,284	Consumer Discretionary Select Sector SPDR Fund	3,275,990
83,012	Technology Select Sector SPDR Fund	6,533,875
	TOTAL EQUITY FUNDS (Cost - $9,767,997)	9,809,865

	TOTAL EXCHANGE-TRADED FUNDS (Cost - $32,463,655)	32,525,630

	SHORT-TERM INVESTMENTS - 1.3%
	MONEY MARKET FUND - 1.3%
413,477	Federated Institutional Prime Obligations Fund, Institutional Shares, 2.52% ^	413,601
	TOTAL SHORT-TERM INVESTMENTS (Cost - $413,601)

	TOTAL INVESTMENTS - 99.8% (Cost - $32,877,256)	$32,939,231
	OTHER ASSETS LESS LIABILITIES - 0.2%	55,214
	NET ASSETS - 100.0%	$32,994,445

ETF - Exchange-Traded Fund

^	Floating rate, rate shown represents the rate at April 30, 2019.

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2019

			CMG Tactical
	CMG Mauldin	CMG Tactical	All Asset
	Core Fund	Bond Fund	Strategy Fund

Assets:
Investments at Value (identified cost $68,319,085, $35,681,963, and $32,877,256, respectively)	$70,112,159	$37,311,961	$32,939,231
Dividends and Interest Receivable	20,243	144,397	14,599
Receivable for Fund Shares Sold	106,229	66,905	87,995
Prepaid Expenses	24,808	32,603	22,738
Total Assets	70,263,439	37,555,866	33,064,563

Liabilities:
Payable for Fund Shares Redeemed	38,638	33,167	39,098
Accrued Advisory Fees	60,092	29,046	19,651
Accrued Distribution Fees	966	187	662
Payable to Related Parties	9,602	4,891	9,048
Accrued Expenses and Other Liabilities	840	3,989	1,659
Total Liabilities	110,138	71,280	70,118

NET ASSETS	$70,153,301	$37,484,586	$32,994,445

Composition of Net Assets:
At April 30, 2019, Net Assets consisted of:
Paid-in-Capital	$68,109,744	$38,756,020	$33,706,380
Accumulated Earnings (Losses)	2,043,557	(1,271,434)	(711,935)
Net Assets	$70,153,301	$37,484,586	$32,994,445

Net Asset Value, Offering and Redemption Price Per Share
Class A Shares:
Net Assets	$4,586,047	$547,780	$3,032,904
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	419,795	55,807	301,337
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$10.92	$9.82	$10.06
Maximum Offering Price Per Share (Maximum sales charge of 5.75%)	11.59	10.42	10.67

Class I Shares:
Net Assets	$65,567,254	$36,936,806	$29,961,541
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	5,971,488	3,774,881	2,964,321
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$10.98	$9.78	$10.11

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2019

			CMG Tactical All
	CMG Mauldin	CMG Tactical Bond	Asset Strategy
	Core Fund	Fund	Fund

Investment Income:
Dividend Income	$1,605,044	$860,565	$454,521
Interest Income	26,512	48,144	39,134
Total Investment Income	1,631,556	908,709	493,655

Expenses:
Investment Advisory Fees	802,372	205,633	173,470
Administration Fees	260,571	76,601	79,475
Distribution Fees- Class A	11,683	1,489	21,929
Third Party Administrative Servicing Fees	11,924	4,249	4,455
Total Expenses	1,086,550	287,972	279,329
Net Investment Income	545,006	620,737	214,326

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss From:
Investments	(2,969)	(76,442)	(773,247)
Foreign Currency Transactions	(1)	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	961,597	1,631,861	324,144
Foreign Currency Translations	(965)	—	—
Net Realized and Unrealized Gain (Loss) on Investments	957,662	1,555,419	(449,103)

Net Increase (Decrease) in Net Assets Resulting From Operations	$1,502,668	$2,176,156	$(234,777)

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF CHANGES IN NET ASSETS

	CMG Mauldin Core Fund		CMG Tactical Bond Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	April 30, 2019	April 30, 2018	April 30, 2019	April 30, 2018
Operations:
Net Investment Income	$545,006	$207,546	$620,737	$401,075
Net Realized Gain (Loss) on Investments	(2,970)	633,330	(76,442)	(484,071)
Net Change in Unrealized Appreciation (Depreciation) on Investments	960,632	728,685	1,631,861	(140,314)
Net Increase (Decrease) in Net Assets Resulting From Operations	1,502,668	1,569,561	2,176,156	(223,310)

Distributions to Shareholders from:
Net Investment Income
Class A	—	(925)	—	(14,555)
Class I	—	(242,195)	—	(380,536)
Net Realized Gains
Class A	—	(48,536)	—	—
Class I	—	(771,853)	—	—
Total Distributions Paid*
Class A	(18,395)	—	(7,348)	—
Class I	(324,587)	—	(611,014)	—
Total Distributions to Shareholders	(342,982)	(1,063,509)	(618,362)	(395,091)

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	2,163,111	20,888,920	403,649	15,780
Distributions Reinvested	17,882	48,070	5,616	14,555
Cost of Shares Redeemed	(2,303,053)	(19,912,245)	(437,086)	(492,187)
Total Class A Transactions	(122,060)	1,024,745	(27,821)	(461,852)

Class I Shares:
Proceeds from Shares Issued	36,821,752	74,952,035	41,298,808	6,879,667
Distributions Reinvested	215,298	566,286	577,244	352,778
Cost of Shares Redeemed	(41,384,580)	(14,303,578)	(18,675,339)	(12,560,446)
Total Class I Transactions	(4,347,530)	61,214,743	23,200,713	(5,328,001)

Net Increase (Decrease) in Net Assets Resulting from Beneficial Interest Transactions	(4,469,590)	62,239,488	23,172,892	(5,789,853)

Increase (Decrease) in Net Assets	(3,309,904)	62,745,540	24,730,686	(6,408,254)

Net Assets:
Beginning of Year	73,463,205	10,717,665	12,753,900	19,162,154
End of Year**	$70,153,301	$73,463,205	$37,484,586	$12,753,900

Share Activity:
Class A Shares:
Shares Issued	200,761	1,971,363	41,998	1,639
Shares Reinvested	1,721	4,382	588	1,508
Shares Redeemed	(213,664)	(1,837,892)	(45,912)	(50,893)
Net increase (decrease) in shares of beneficial interest outstanding	(11,182)	137,853	(3,326)	(47,746)

Class I Shares:
Shares Issued	3,418,218	6,881,567	4,404,352	713,353
Shares Reinvested	20,642	51,527	60,422	36,601
Shares Redeemed	(3,826,909)	(1,306,441)	(1,984,200)	(1,313,962)
Net increase (decrease) in shares of beneficial interest outstanding	(388,049)	5,626,653	2,480,574	(564,008)

*	Distrtibutions from net investment income and net realized capital gains are combined for the year ended April 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended April 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes distributions in excess of net investment income (loss) of ($3,637) for CMG Mauldin Core Fund and $14,902 for CMG Tactical Bond Fund as of April 30, 2018.

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	CMG Tactical All Asset Strategy Fund
	For the Year	For the Year
	Ended	Ended
	April 30, 2019	April 30, 2018
Operations:
Net Investment Income	$214,326	$147,308
Net Realized Gain (Loss) on Investments	(773,247)	1,902,891
Net Change in Unrealized Appreciation (Depreciation) on Investments	324,144	(305,877)
Net Increase (Decrease) in Net Assets Resulting From Operations	(234,777)	1,744,322

Distributions to Shareholders from:
Net Investment Income
Class A	—	(367,458)
Class I	—	(72,237)
Net Realized Gains
Class A	—	(2,109,054)
Class I	—	(317,494)
Total Distributions to Shareholders	—	(2,866,243)

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	50,651	40,876,876
Distributions Reinvested	—	2,473,944
Cost of Shares Redeemed	(15,229,142)	(62,886,890)
Total Class A Transactions	(15,178,491)	(19,536,070)

Class I Shares:
Proceeds from Shares Issued	29,709,330	12,737,886
Distributions Reinvested	—	323,275
Cost of Shares Redeemed	(12,993,935)	(5,408,373)
Total Class I Transactions	16,715,395	7,652,788

Net Increase (Decrease) in Net Assets Resulting from Beneficial Interest Transactions	1,536,904	(11,883,282)

Increase (Decrease) in Net Assets	1,302,127	(13,005,203)

Net Assets:
Beginning of Year	31,692,318	44,697,521
End of Year*	$32,994,445	$31,692,318

Share Activity:
Class A Shares:
Shares Issued	5,090	3,869,252
Shares Reinvested	—	237,423
Shares Redeemed	(1,504,134)	(6,059,859)
Net decrease in shares of beneficial interest outstanding	(1,499,044)	(1,953,184)

Class I Shares:
Shares Issued	2,947,358	1,220,812
Shares Reinvested	—	30,965
Shares Redeemed	(1,292,282)	(518,827)
Net increase in shares of beneficial interest outstanding	1,655,076	732,950

*	Net Assets - End of Year includes distributions in excess of net investment loss of ($214,979) for CMG Tactical All Asset Strategy Fund as of April 30, 2018.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Mauldin Core Fund
	Class A
	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	April 30, 2019	April 30, 2018		April 30, 2017	April 30, 2016	April 30, 2015

Net Asset Value, Beginning of Year	$10.79	$10.40		$10.23	$11.00	$10.95
Increase (Decrease) From Operations:
Net investment income (loss) (a)	0.05	0.08		(0.13)	(0.16)	(0.07)
Net gain (loss) from investments (both realized and unrealized)	0.12	0.45		0.38	(0.56)	0.30
Total from operations	0.17	0.53		0.25	(0.72)	0.23
Distributions to shareholders from:
Net investment income	—	(0.00	) (e)	—	(0.05)	(0.03)
Net realized gains	(0.04)	(0.14)		(0.08)	—	(0.15)
Total distributions	(0.04)	(0.14)		(0.08)	(0.05)	(0.18)
Net Asset Value, End of Year	$10.92	$10.79		$10.40	$10.23	$11.00
Total Return (b)	1.60%	5.06%		2.50%	(6.57)%	2.12%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$4,586	$4,649		$3,049	$3,757	$5,013
Ratio of expenses to average net assets:
Before expense reimbursement (c)	1.66%	1.52%		3.40%	2.95%	2.48%
After expense reimbursement (c)	1.66%	1.52%		3.40%	2.95%	2.31%
Ratio of net investment income (loss) to average net assets (c)(d)	0.48%	0.76%		(1.26)%	(1.44)%	(0.67)%
Portfolio turnover rate	324%	220%		248%	20%	41%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Amount is less than $0.005 per share

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Mauldin Core Fund
	Class I
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30, 2019	April 30, 2018	April 30, 2017	April 30, 2016	April 30, 2015

Net Asset Value, Beginning of Year	$10.82	$10.46	$10.26	$11.04	$10.98
Increase (Decrease) From Operations:
Net investment income (loss) (a)	0.08	0.04	(0.08)	(0.13)	(0.04)
Net gain (loss) from investments (both realized and unrealized)	0.13	0.50	0.36	(0.58)	0.30
Total from operations	0.21	0.54	0.28	(0.71)	0.26
Distributions to shareholders from:
Net investment income	(0.01)	(0.04)	—	(0.07)	(0.05)
Net realized gains	(0.04)	(0.14)	(0.08)	—	(0.15)
Total distributions	(0.05)	(0.18)	(0.08)	(0.07)	(0.20)
Net Asset Value, End of Year	$10.98	$10.82	$10.46	$10.26	$11.04
Total Return (b)	1.93%	5.13%	2.78%	(6.43)%	2.39%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$65,567	$68,814	$7,669	$4,776	$8,155
Ratio of expenses to average net assets:
Before expense reimbursement (c)	1.41%	1.33%	2.98%	2.70%	2.25%
After expense reimbursement (c)	1.41%	1.33%	2.98%	2.70%	1.98%
Ratio of net investment income (loss) to average net assets (c)(d)	0.73%	0.37%	(0.81)%	(1.18)%	(0.32)%
Portfolio turnover rate	324%	220%	248%	20%	41%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Tactical Bond Fund
	Class A
	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	April 30, 2019	April 30, 2018	April 30, 2017	April 30, 2016 *

Net Asset Value, Beginning of Period	$9.42	$9.75	$9.60	$9.96
Increase (Decrease) From Operations:
Net investment income (a)	0.22	0.18	0.23	0.12
Net gain (loss) from investments (both realized and unrealized)	0.37	(0.33)	0.12	(0.33)
Total from operations	0.59	(0.15)	0.35	(0.21)
Distributions to shareholders from:
Net investment income	(0.19)	(0.18)	(0.20)	(0.11)
Return of Capital	—	—	—	(0.04)
Total distributions	(0.19)	(0.18)	(0.20)	(0.15)
Net Asset Value, End of Period	$9.82	$9.42	$9.75	$9.60
Total Return (b)	6.31%	(1.57)%	3.73%	(2.07	)% (f)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$548	$557	$1,042	$305
Ratio of expenses to average net assets (c)	1.74%	1.78%	1.82%	1.76	% (e)
Ratio of net investment income to average net assets (c)(d)	2.26%	1.91%	2.38%	1.41	% (e)
Portfolio turnover rate	433%	886%	1,268%	1,413	% (f)

*	Class A shares commenced operations on May 29, 2015.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Tactical Bond Fund
	Class I
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	April 30, 2019	April 30, 2018	April 30, 2017	April 30, 2016	April 30, 2015 *

Net Asset Value, Beginning of Period	$9.42	$9.75	$9.62	$9.97	$10.00
Increase (Decrease) From Operations:
Net investment income (a)	0.27	0.22	0.25	0.17	0.21
Net gain (loss) from investments (both realized and unrealized)	0.35	(0.33)	0.14	(0.32)	(0.02)
Total from operations	0.62	(0.11)	0.39	(0.15)	0.19
Distributions to shareholders from:
Net investment income	(0.26)	(0.22)	(0.26)	(0.16)	(0.22)
Return of Capital	—	—	—	(0.04)	—
Total distributions	(0.26)	(0.22)	(0.26)	(0.20)	(0.22)
Net Asset Value, End of Period	$9.78	$9.42	$9.75	$9.62	$9.97
Total Return (b)	6.68%	(1.18)%	4.13%	(1.44)%	1.94	% (f)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$36,937	$12,197	$18,120	$33,290	$50,276
Ratio of expenses to average net assets (c)	1.32%	1.35%	1.47%	1.36%	1.53	% (e)
Ratio of net investment income to average net assets (c)(d)	2.87%	2.25%	2.61%	1.81%	3.71	% (e)
Portfolio turnover rate	433%	886%	1,268%	1,413%	442	% (f)

*	Class I shares commenced operations on October 6, 2014.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Tactical All Asset Strategy Fund
	Class A
	Year	Year	Period
	Ended	Ended	Ended
	April 30, 2019	April 30, 2018	April 30, 2017 *

Net Asset Value, Beginning of Period	$10.19	$10.32	$10.00
Increase (Decrease) From Operations:
Net investment income (a)	0.07	0.02	0.03
Net gain (loss) from investments (both realized and unrealized)	(0.20)	0.26	0.37
Total from operations	(0.13)	0.28	0.40
Distributions to shareholders from:
Net investment income	—	(0.06)	(0.03)
Net realized gains	—	(0.35)	(0.05)
Total distributions	—	(0.41)	(0.08)
Net Asset Value, End of Period	$10.06	$10.19	$10.32
Total Return (b)	(1.28)%	2.61%	4.00	% (f)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$3,033	$18,338	$38,741
Ratio of expenses to average net assets (c)	1.43%	1.30%	1.53	% (e)
Ratio of net investment income to average net assets (c)(d)	0.72%	0.22%	0.32	% (e)
Portfolio turnover rate	400%	627%	451	% (f)

*	Commencement of operations on May 2, 2016.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Tactical All Asset Strategy Fund
	Class I
	Year	Year	Period
	Ended	Ended	Ended
	April 30, 2019	April 30, 2018	April 30, 2017 *

Net Asset Value, Beginning of Period	$10.20	$10.34	$10.00
Increase (Decrease) From Operations:
Net investment income (a)	0.10	0.04	0.06
Net gain (loss) from investments (both realized and unrealized)	(0.19)	0.25	0.37
Total from operations	(0.09)	0.29	0.43
Distributions to shareholders from:
Net investment income	—	(0.08)	(0.04)
Net realized gains	—	(0.35)	(0.05)
Total distributions	—	(0.43)	(0.09)
Net Asset Value, End of Period	$10.11	$10.20	$10.34
Total Return (b)	(0.88)%	2.68%	4.29	% (f)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$29,962	$13,354	$5,956
Ratio of expenses to average net assets (c)	1.06%	1.21%	1.28	% (e)
Ratio of net investment income to average net assets (c)(d)	1.04%	0.34%	0.58	% (e)
Portfolio turnover rate	400%	627%	451	% (f)

*	Commencement of operations on May 2, 2016.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
NOTES TO FINANCIAL STATEMENTS
April 30, 2019

1.	ORGANIZATION

CMG Mauldin Core Fund (the “Mauldin Fund”), CMG Tactical Bond Fund, (the “Bond Fund”) and CMG Tactical All Asset Strategy Fund (“Tactical Fund”) (each a “Fund,” collectively, the “Funds”) are each a non-diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Funds currently offer Class A shares and Class I shares. Class I shares are offered at net asset value. Class A shares for all Funds are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Funds and classes are identical except for their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to the respective class’ service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The Mauldin Fund seeks capital appreciation as its investment objective. Class A and Class I of the Mauldin Fund commenced operations on May 15, 2013. The Bond Fund seeks to generate total returns over a complete market cycle through capital appreciation and income. Class I of the Bond Fund commenced operations on October 6, 2014. Class A of the Bond Fund commenced operations on May 29, 2015. The Tactical Fund’s investment objective is to generate capital appreciation. Class A and Class I of the Tactical Fund commenced operations on May 2, 2016.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Exchange traded options, futures and options on futures are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

ETF, Mutual Fund and Exchange Traded Note (“ETN”) Risk – ETFs, mutual funds and ETNs are subject to investment advisory fees or management fees and other expenses, which are indirectly paid by each Fund. Each are subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which may magnify losses. ETNs are also subject to default risks.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (“Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings, and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-advisers. The applicable investments are valued collectively via inputs from the fair value team. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2019 for the Funds’ assets and liabilities measured at fair value:

Mauldin Fund:	Level 1	Level 2	Level 3	Total
Assets*
Exchange-Traded Funds	$67,884,732	$—	$—	$67,884,732
Exchange-Traded Notes	1,028,661	—	—	1,028,661
Short-Term Investments	1,198,766	—	—	1,198,766
Total Assets	$70,112,159	$—	$—	$70,112,159

Bond Fund:	Level 1	Level 2	Level 3	Total
Assets*
Exchange-Traded Funds	$36,759,154	$—	$—	$36,759,154
Short-Term Investments	552,807	—	—	552,807
Total Assets	$37,311,961	$—	$—	$37,311,961

Tactical Fund:	Level 1	Level 2	Level 3	Total
Assets*
Exchange-Traded Funds	$32,525,630	$—	$—	$32,525,630
Short-Term Investments	413,601	—	—	413,601
Total Assets	$32,939,231	$—	$—	$32,939,231

*	Refer to the Portfolios of Investments for industry classifications.

The Funds did not hold Level 3 securities during the year.

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended April 30, 2016 through April 30, 2018 for Mauldin Fund and Bond Fund, and for open tax years ended April 30, 2017 and April 30, 2018 for Tactical Fund or expected to be taken in the Funds’ April 30, 2019 year-end tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, mark-to-market on open Section 1256 contracts) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Pursuant to an investment advisory agreement between the adviser and the Trust, with respect to the Funds (the “Advisory Agreement”), investment advisory services are provided to the Funds by CMG Capital Management Group, Inc. (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.05%, 0.95% and 0.75% of the average daily net assets of the Mauldin Fund, Bond Fund and Tactical Fund, respectively. For the year ended April 30, 2019, the Adviser earned advisory fees of $802,372 for the Mauldin Fund, $205,633 for the Bond Fund and $173,470 for the Tactical Fund. The Adviser manages a portion of the Funds’ portfolios directly and may allocate the remaining balance of the Funds’ assets among the Funds’ sub-advisers. The Mauldin Fund’s sub-adviser is Mauldin Solutions, LLC. The Funds do not directly pay the sub-advisers.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (“NLD” or the “Distributor”). The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Mauldin Fund may pay up to 0.25% for Class A shares, the Bond Fund may pay up to 0.40% for Class A shares, and the Tactical Fund may pay up to 0.25% for Class A shares per year of its average daily net assets for such distribution and shareholder service activities. During the year ended April 30, 2019, $11,683, $1,489 and $21,929 were accrued under the Plan for the Mauldin Fund, Bond Fund and Tactical Fund, respectively. As of April 30, 2019, the Board has not implemented the Plan with respect to the Class I shares of the Funds and no distribution fees have been accrued against the net assets of that class for the year ended April 30, 2019.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended April 30, 2019, the Distributor received underwriter commissions of $81,526 for sales of the Mauldin Fund Class A shares, of which $11,304 was retained by the principal underwriter or other affiliated broker-dealers, respectively.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to an administrative servicing agreement with GFS, each Fund pays GFS customary fees based on aggregate net assets of the Funds as described in the servicing agreement for providing administration, fund accounting, and transfer agency services to the Funds. In accordance with this agreement, GFS pays for all other operating expenses for the Funds, including but not limited to legal fees, audit fees, compliance services and custody fees. As of April 30, 2019, the amounts owed to GFS were $9,602, $4,891, and $9,048 for the Mauldin Fund, Bond Fund and Tactical Fund, respectively. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities. For the year ended April 30, 2019, the Trustees received fees in the amount of $14,477 on behalf of the Mauldin Fund and $11,582 each from the Bond Fund and the Tactical Fund.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments and U.S. Government securities, for the year ended April 30, 2019 amounted to $242,459,806 and $244,984,503, respectively, for the Mauldin Fund, $108,472,355 and $84,686,053, respectively, for the Bond Fund, and $91,146,947 and $87,055,371, respectively, for the Tactical Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $68,458,229, $35,681,963 and $32,884,077 for the Mauldin Fund, Bond Fund and the Tactical Fund, respectively, and differs from market value by net unrealized appreciation (depreciation) consisted of:

Mauldin Fund
Gross unrealized appreciation:	$1,877,635
Gross unrealized depreciation:	(223,705)
Net unrealized appreciation:	$1,653,930

Bond Fund
Gross unrealized appreciation:	$1,629,998
Gross unrealized depreciation:	—
Net unrealized appreciation:	$1,629,998

Tactical Fund
Gross unrealized appreciation:	$75,689
Gross unrealized depreciation:	(20,535)
Net unrealized appreciation:	$55,154

The tax character of distributions paid during the years ended April 30, 2019 and April 30, 2018 was as follows:

For the year ended April 30, 2019:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
CMG Mauldin Core Fund	$340,205	$2,777	$—	$342,982
CMG Tactical Bond Fund	618,362	—	—	618,362
CMG Tactical All Asset Strategy Fund	—	—	—	—

For the year ended April 30, 2018:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
CMG Mauldin Core Fund	$727,294	$336,215	$—	$1,063,509
CMG Tactical Bond Fund	395,091	—	—	395,091
CMG Tactical All Asset Strategy Fund	2,866,243	—	—	2,866,243

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

As of April 30, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

		Post October		Unrealized
	Undistributed	Loss and Late	Capital Loss Carry	Appreciation/	Total Accumulated
	Ordinary Income	Year Loss	Forwards	(Depreciation)	Earnings/(Deficits)

CMG Mauldin Core Fund	$495,612	$—	$(104,787)	$1,652,732	$2,043,557

CMG Tactical Bond Fund	17,277	—	(2,918,709)	1,629,998	(1,271,434)
CMG Tactical All Asset Strategy Fund	—	(48,409)	(718,680)	55,154	(711,935)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and tax adjustments for grantor trusts.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses as follows:

Late Year Losses
CMG Tactical All Asset Strategy Fund	$48,409

At April 30, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
CMG Mauldin Core Fund	$104,787	$—	$104,787	$—
CMG Tactical Bond Fund	2,918,709	—	2,918,709	124,262
CMG Tactical All Asset Strategy Fund	718,680	—	718,680	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses resulted in reclassifications for the Funds for the year ended April 30, 2019 as follows:

Accumulated
	Paid In Capital	Earnings (Losses)
CMG Mauldin Core Fund	$—	$—
CMG Tactical Bond Fund	—	—
CMG Tactical All Asset Strategy Fund	(653)	653

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2019, E*TRADE Savings Bank held 86.06% of the voting securities of the Bond Fund and Charles Schwab & Co. held 53.99% of the voting securities of the Tactical Fund.

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Bond Fund currently invests a portion of its assets in the PIMCO High Yield Fund (“PIMCO”). The Bond Fund may sell investments in PIMCO at any time if the Adviser determines that it is in the best interest of the Bond Fund and its shareholders to do so. The performance of the Bond Fund will be directly affected by the performance of PIMCO. The

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

financial statements of PIMCO, including the portfolio of investments, can be found at the SEC website www.sec.gov and should be read in conjunction with the Bond Fund’s financial statements. As of April 30, 2019, the percentage of the Bond Fund’s net assets invested in PIMCO was 92.6%.

The Tactical Fund currently invests a portion of its assets in the SPDR Bloomberg Barclays High Yield Bond ETF (“SPDR”). The Tactical Fund may sell investments in SPDR at any time if the Adviser determines that it is in the best interest of the Tactical Fund and its shareholders to do so. The performance of the Tactical Fund will be directly affected by the performance of SPDR. The financial statements of SPDR, including the portfolio of investments, can be found at the SEC website www.sec.gov and should be read in conjunction with the Tactical Fund’s financial statements. As of April 30, 2019, the percentage of the Tactical Fund’s net assets invested in SPDR was 30.2%.

8.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. This amendment facilitates compliance of the disclosure of information without significantly altering the information provided to investors. These amendments have been adopted with these financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of CMG Mauldin Core Fund, CMG Tactical Bond Fund, CMG Tactical All Asset Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of CMG Mauldin Core Fund, CMG Tactical Bond Fund, and CMG Tactical All Asset Strategy Fund (collectively, the Funds), each a separate series of Northern Lights Fund Trust, as of April 30, 2019, and the related statements of operations, changes in net assets, and financial highlights for the year then ended, and the related notes (collectively the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of April 30, 2019, and the results of their operations, changes in net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets and the financial highlights for the Funds as documented in the table below were audited by other auditors whose report was dated June 28, 2018 and expressed an unqualified opinion on the financial statements.

Individual Fund Comprising the Toews Investment Funds	Statement of Changes in Net Assets	Financial Highlights
CMG Mauldin Core Fund	For the year ended April 30, 2018	For the years ended April 30, 2018, 2017, 2016, 2015
CMG Tactical Bond Fund	For the year ended April 30, 2018	For the years ended April 30, 2018, 2017, 2016 and for the period from October 6, 2014 (commencement of operations) to April 30, 2015
CMG Tactical All Asset Strategy Fund	For the year ended April 30, 2018	For the year ended April 30, 2018 and for the period from May 2, 2016 (commencement of operations) to April 30, 2017

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodians and brokers. We believe that our audits provides a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor to one or more of the CMG Capital Management Group, Inc. advised investment companies since 2019.

Denver, Colorado

July 1, 2019

CMG Funds
EXPENSE EXAMPLES (Unaudited)
April 30, 2019

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 through April 30, 2019.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or contingent deferred sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending
	Annualized	Account	Account	Expenses	Ending	Expenses
	Expense	Value	Value	Paid During	Account Value	Paid During
Class A	Ratio	11/1/18	4/30/19	Period *	4/30/19	Period *
Mauldin Fund	1.66%	$1,000.00	$1,034.20	$8.37	$1,016.56	$8.30
Bond Fund	1.74%	$1,000.00	$1,059.60	$8.89	$1,016.17	$8.70
All Asset Fund	1.43%	$1,000.00	$1,004.00	$7.11	$1,017.70	$7.15

Class I
Mauldin Fund	1.41%	$1,000.00	$1,035.60	$7.12	$1,017.80	$7.05
Bond Fund	1.32%	$1,000.00	$1,061.80	$6.75	$1,018.25	$6.61
All Asset Fund	1.06%	$1,000.00	$1,006.00	$5.27	$1,019.54	$5.31

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the six-month period ended April 30, 2019 (181) divided by the number of days in the fiscal year (365).

CMG Funds
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2019

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019); previously, AdvisorOne Funds (2004-2013); and The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007)

4/30/19 – NLFT_v2

CMG Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
April 30, 2019

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of April 30, 2019, the Trust was comprised of 83 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-CMG-9456.

4/30/19 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

CMG FUNDS

Adviser	CMG Capital Management Group, Inc. 1000 Continental Drive, Suite 570 King of Prussia, PA 19406
Administrator	Gemini Fund Services, LLC 17645 Wright Street, Suite 200 Omaha, NE 68130

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-866-CMG-9456 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. The information on Form N-Q is available without charge, upon request, by calling 1-866-CMG-9456.

CMG Funds

17645 Wright Street ● Suite 200 ● Omaha, NE 68130

1-866-CMG-9456

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)        The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 – $40,500

2018 – $43,700

(b)	Audit-Related Fees

2019 – None

2018 – None

(c)	Tax Fees

2019 – $9,900

2018 – $8,800

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - None

2018 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2019 2018

Audit-Related Fees:     0.00% 0.00%

Tax Fees:      0.00% 0.00%

All Other Fees:     0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $9,900

2018 - $6,600

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/8/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/8/19

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 7/8/19